EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Jan-06                                                             31-Jan-06

Distribution Date:       BMW Vehicle Owner Trust 2004-A                Period #
27-Feb-06                ------------------------------                      21

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Balances
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
                                                                                 Initial          Period End
      Receivables                                                         $1,500,120,934        $572,075,340
      Reserve Account                                                         $9,683,915          $9,945,877
      Yield Supplement Overcollateralization                                 $10,287,158          $3,738,740
      Class A-1 Notes                                                       $313,000,000                  $0
      Class A-2 Notes                                                       $417,000,000                  $0
      Class A-3 Notes                                                       $470,000,000        $278,502,824
      Class A-4 Notes                                                       $256,312,000        $256,312,000
      Class B Notes                                                          $33,521,000         $33,521,000

Current Collection Period
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      Beginning Receivables Outstanding                                     $605,604,756
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
              Receipts of Scheduled Principal                                $20,375,599
              Receipts of Pre-Paid Principal                                 $12,901,814
              Liquidation Proceeds                                              $242,433
              Principal Balance Allocable to Gross Charge-offs                    $9,570
          Total Receipts of Principal                                        $33,529,416

          Interest Distribution Amount
              Receipts of Interest                                            $3,003,710
              Servicer Advances                                                       $0
              Reimbursement of Previous Servicer Advances                      ($106,083)
              Accrued Interest on Purchased Receivables                               $0
              Recoveries                                                         $29,321
              Net Investment Earnings                                            $34,657
          Total Receipts of Interest                                          $2,961,606

          Release from Reserve Account                                                $0

      Total Distribution Amount                                              $36,481,452

      Ending Receivables Outstanding                                        $572,075,340

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                   $481,188
      Current Period Servicer Advance                                                 $0
      Current Reimbursement of Previous Servicer Advance                       ($106,083)
      Ending Period Unreimbursed Previous Servicer Advances                     $375,105

Collection Account
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      Deposits to Collection Account                                         $36,481,452
      Withdrawals from Collection Account
          Servicing Fees                                                        $504,671
          Class A Noteholder Interest Distribution                            $1,402,868
          First Priority Principal Distribution                                       $0
          Class B Noteholder Interest Distribution                               $98,328
          Regular Principal Distribution                                     $33,289,421
          Reserve Account Deposit                                                     $0
          Unpaid Trustee Fees                                                         $0
          Excess Funds Released to Depositor                                  $1,186,165
      Total Distributions from Collection Account                            $36,481,452


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Excess Funds Released to the Depositor
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          Release from Reserve Account                                          $582,565
          Release from Collection Account                                     $1,186,165
      Total Excess Funds Released to the Depositor                            $1,768,730

Note Distribution Account
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      Amount Deposited from the Collection Account                           $34,790,617
      Amount Deposited from the Reserve Account                                       $0
      Amount Paid to Noteholders                                             $34,790,617

Distributions
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      Monthly Principal Distributable Amount                             Current Payment      Ending Balance  Per $1,000     Factor
      Class A-1 Notes                                                                 $0                  $0       $0.00      0.00%
      Class A-2 Notes                                                                 $0                  $0       $0.00      0.00%
      Class A-3 Notes                                                        $33,289,421        $278,502,824      $70.83     59.26%
      Class A-4 Notes                                                                 $0        $256,312,000       $0.00    100.00%
      Class B Notes                                                                   $0         $33,521,000       $0.00    100.00%

      Interest Distributable Amount                                      Current Payment          Per $1,000
      Class A-1 Notes                                                                 $0               $0.00
      Class A-2 Notes                                                                 $0               $0.00
      Class A-3 Notes                                                           $693,738               $1.48
      Class A-4 Notes                                                           $709,130               $2.77
      Class B Notes                                                              $98,328               $2.93



Carryover Shortfalls
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                                                                  Prior Period Carryover     Current Payment  Per $1,000
      Class A-1 Interest Carryover Shortfall                                          $0                  $0          $0
      Class A-2 Interest Carryover Shortfall                                          $0                  $0          $0
      Class A-3 Interest Carryover Shortfall                                          $0                  $0          $0
      Class A-4 Interest Carryover Shortfall                                          $0                  $0          $0
      Class B Interest Carryover Shortfall                                            $0                  $0          $0


Receivables Data
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                                                                        Beginning Period       Ending Period
      Number of Contracts                                                         41,808              40,771
      Weighted Average Remaining Term                                              31.59               30.64
      Weighted Average Annual Percentage Rate                                      4.63%               4.63%

      Delinquencies Aging Profile End of Period                            Dollar Amount          Percentage
          Current                                                           $510,954,231              89.32%
          1-29 days                                                          $48,731,127               8.52%
          30-59 days                                                          $9,057,448               1.58%
          60-89 days                                                          $1,980,402               0.35%
          90-119 days                                                           $514,723               0.09%
          120-149 days                                                          $837,408               0.15%
          Total                                                             $572,075,340             100.00%
          Delinquent Receivables +30 days past due                           $12,389,981               2.17%


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      Write-offs
          Gross Principal Write-Offs for Current Period                           $9,570
          Recoveries for Current Period                                          $29,321
          Net Write-Offs for Current Period                                     ($19,752)

          Cumulative Realized Losses                                          $4,781,219


      Repossessions                                                        Dollar Amount               Units
          Beginning Period Repossessed Receivables Balance                    $1,516,319                  81
          Ending Period Repossessed Receivables Balance                       $1,421,330                  76
          Principal Balance of 90+ Day Repossessed Vehicles                     $226,065                  12



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                        $3,978,735
      Beginning Period Amount                                                 $3,978,735
      Ending Period Required Amount                                           $3,738,740
      Current Period Release                                                    $239,995
      Ending Period Amount                                                    $3,738,740
      Next Distribution Date Required Amount                                  $3,506,221

Reserve Account
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      Beginning Period Required Amount                                       $10,528,442
      Beginning Period Amount                                                $10,528,442
      Net Investment Earnings                                                    $34,657
      Current Period Deposit                                                          $0
      Current Period Release to Collection Account                                    $0
      Current Period Release to Depositor                                       $582,565
      Ending Period Required Amount                                           $9,945,877
      Ending Period Amount                                                    $9,945,877


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